Innovator Deepwater Frontier Tech ETF
Schedule of Investments
July 31, 2024 (Unaudited)

COMMON STOCKS - 96.3%	Shares	Value
Banks - 5.1%
NU Holdings Ltd./Cayman Islands - Class A (a)	213,338	$2,587,790

Commercial Services - 9.7%
Adyen NV (a)	1,408	1,722,819
Block, Inc. (a)	26,092	1,614,573
Shift4 Payments, Inc. - Class A (a)(b)	23,337	1,605,352
		4,942,744

Computers - 8.9%
Crowdstrike Holdings, Inc. - Class A (a)	7,270	1,686,349
Dell Technologies, Inc. - Class C	11,549	1,312,890
Pure Storage, Inc. - Class A (a)	25,550	1,531,212
		4,530,451

Healthcare-Products - 3.3%
Intuitive Surgical, Inc. (a)	3,806	1,692,186

Internet - 5.8%
Reddit, Inc. - Class A (a)(b)	23,845	1,450,968
Robinhood Markets, Inc. - Class A (a)	74,480	1,532,054
		2,983,022

Machinery-Construction & Mining - 2.8%
Vertiv Holdings Co. - Class A	18,146	1,428,090

Mining - 3.1%
Cameco Corp.	34,359	1,562,991

Miscellaneous Manufacturing - 3.3%
Axon Enterprise, Inc. (a)	5,639	1,691,756

Semiconductors - 26.2%(c)
Advanced Micro Devices, Inc. (a)	9,505	1,373,282
Applied Materials, Inc.	6,694	1,420,467
ASML Holding NV	1,584	1,458,000
GLOBALFOUNDRIES, Inc. (a)(b)	31,404	1,601,918
Marvell Technology, Inc. (b)	22,795	1,526,809
Micron Technology, Inc.	21,392	2,349,270
Onto Innovation, Inc. (a)	7,180	1,373,534
SK Hynix, Inc.	16,266	2,299,156
		13,402,436

Software - 21.3%
HubSpot, Inc. (a)	3,004	1,493,078
MongoDB, Inc. (a)(b)	6,719	1,695,607
Nutanix, Inc. - Class A (a)	28,333	1,431,100
ROBLOX Corp. - Class A (a)	71,221	2,957,096
Snowflake, Inc. - Class A (a)	12,245	1,596,503
Take-Two Interactive Software, Inc. (a)	11,270	1,696,473
		10,869,857

Telecommunications - 6.8%
Arista Networks, Inc. (a)	4,602	1,594,823
Ciena Corp. (a)	36,020	1,899,695
		3,494,518
TOTAL COMMON STOCKS (Cost $41,793,844)		49,185,841

PREFERRED STOCKS - 3.1%	Shares	Value
Auto Manufacturers - 3.1%
Dr Ing hc F Porsche AG	21,443	1,618,900
TOTAL PREFERRED STOCKS (Cost $1,864,480)		1,618,900

SHORT-TERM INVESTMENTS - 14.4%
Investments Purchased with Proceeds from Securities Lending - 14.4%	Units
Mount Vernon Liquid Assets Portfolio, LLC, 5.51% (d)	7,345,426	7,345,426
TOTAL SHORT-TERM INVESTMENTS (Cost $7,345,426)		7,345,426

TOTAL INVESTMENTS - 113.8% (Cost $51,003,750)		58,150,167
Money Market Deposit Account - 0.6% (e)		301,482
Liabilities in Excess of Other Assets - (14.4)%		(7,364,197)
TOTAL NET ASSETS - 100.0%		$51,087,452

Percentages are stated as a percent of net assets.

AG - Aktiengesellschaft
NV - Naamloze Vennootschap

(a)	Non-income producing security.
(b)	All or a portion of this security is on loan as of July 31, 2024. The total market value of these securities was $7,397,069 which represented 14.5% of net assets.
(c)
To the extent that the Fund invests more heavily in a particular industry or sector of the economy, its performance will be especially sensitive to developments that significantly affect those industries or sectors.

(d)	The rate shown represents the 7-day annualized effective yield as of July 31, 2024.
(e)
The U.S. Bank Money Market Deposit Account (the “MMDA”) is a short-term vehicle in which the Fund holds cash balances. The MMDA will bear interest at a variable rate that is determined based on market conditions and is subject to change daily. The rate as of July 31, 2024 was 5.24%.

Summary of Fair Value Disclosure as of July 31, 2024 (Unaudited)

Innovator Deepwater Frontier Tech ETF has adopted authoritative fair value accounting standards which establish an authoritative definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value, a discussion of changes in valuation techniques and related inputs during the period, and expanded disclosure of valuation levels for major security types. These inputs are summarized in the three broad levels listed below. The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.

Level 1 - Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

Level 2 - Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 - Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The following is a summary of the fair valuation hierarchy of the Fund’s securities as of July 31, 2024:

	Level 1	Level 2	Level 3	Total
Investments:
Common Stocks	$49,185,841	$–	$–	$49,185,841
Preferred Stocks	1,618,900	–	–	1,618,900
Investments Purchased with Proceeds from Securities Lending(a)	–	–	–	7,345,426
Total Investments	$50,804,741	$–	$–	$58,150,167

Refer to the Schedule of Investments for further disaggregation of investment categories.

(a)
Certain investments that are measured at fair value using the net asset value per share (or its equivalent) practical expedient have not been categorized in the fair value hierarchy. The fair value amounts presented in the table are intended to permit reconciliation of the fair value hierarchy to the amounts listed in the Schedule of Investments.

Allocation of Portfolio Holdings as of July 31, 2024
(% of Net Assets)
Common Stocks	$49,185,841	96.3%
Preferred Stocks	1,618,900	3.1
Investments Purchased with Proceeds from Securities Lending	7,345,426	14.4
Money Market Deposit Account	301,482	0.6
Liabilities in Excess of Other Assets	(7,364,197)	(14.4)
	51,087,452	100.0%